UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 16, 2020

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31262		01-0609375
(Commission File Number)		(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300
Duluth,	GA	30097
(Address of principal executive offices)		(Zip Code)

(770) 418-8200
(Registrant's telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ABG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.
On March 16, 2020, Asbury Automotive Group, Inc. (the “Company”) announced in response to investor inquiries that it has yet to experience significant disruption in its business operations as a result of the outbreak of the respiratory disease, now known as COVID-19, caused by a novel coronavirus detected in over 100 locations internationally, including the United States. We expect to experience some level of disruption, however, the COVID-19 outbreak in the United States remains in its early stages, and we cannot predict the potential future effects of the outbreak on the Company’s business or its prospects. In light of these developments, the Company and its board of directors intends to continue to evaluate its alternatives with respect to the previously announced acquisition of substantially all of the assets of the business of the Park Place Dealership family of entities (“Park Place”) under the terms of the Asset Purchase Agreement, dated as of December 11, 2019, among the Company, Park Place and the other parties thereto (the “Asset Purchase Agreement”). While the Company does not presently intend to terminate its obligations under the Asset Purchase Agreement, any such termination by the Company would result in total fees and expenses of up to approximately $30 million, including the termination fee described in the Asset Purchase Agreement and financing and other related transaction expenses.

Cautionary Language Regarding Forward-Looking Statements
Certain of the discussions and information included in this press release may constitute “forward-looking statements” within the meaning of the United States federal securities laws. Forward-looking statements are statements that are not historical in nature and may include statements relating to the Company’s goals, plans and projections regarding industry and general economic trends, the Company’s expected financial position, the expected terms or timeline of the proposed acquisition of Park Place, the anticipated costs of any termination of the Asset Purchase Agreement, the Company’s results of operations or market position and our business strategy. Such statements can generally be identified by words such as “may,” “target,” “could,” “would,” “will,” “should,” “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee” and other similar words or phrases.
Forward-looking statements may also relate to the Company’s expectations and assumptions with respect to, among other things:

•	the expected financial and operational performance of Park Place;

•	the Company’s estimated future capital expenditures, including with respect to the operations of Park Place following the consummation of the proposed acquisition of Park Place;

•	sales fluctuations to and changes in the Company’s relationships with key customers, including the customers of Park Place following the consummation of the proposed acquisition of Park Place;

•	the seasonally adjusted annual rate of new vehicle sales in the United States;

•	general economic conditions and its expected impact on the Company’s revenue and expenses;

•	the Company’s expected parts and service revenue due to, among other things, improvements in vehicle technology;

•	the Company’s ability to limit the Company’s exposure to regional economic downturns due to the Company’s geographic diversity and brand mix;

•	manufacturers’ continued use of incentive programs to drive demand for their product offerings;

•	the Company’s capital allocation strategy, including as it relates to acquisitions and divestitures, stock repurchases, dividends and capital expenditures; and

•	the growth of the brands that comprise the Company’s portfolio over the long-term.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual future results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, but are not limited to:

•
the occurrence of any event, change or other circumstance that could give rise to the termination of the Asset Purchase Agreement, including the risk that the necessary manufacturer approvals may not be obtained or that the Company elects to terminate the Asset Purchase Agreement and pay the applicable termination fee to the sellers;

•
the ability to consummate the proposed acquisition of Park Place on the terms or timeline currently contemplated or at all, successfully integrate the operations of Park Place into the Company’s existing operations and the diversion of management’s attention from ongoing business and regular business responsibilities to effect such integration;

•	the effects of increased expenses or unanticipated liabilities incurred as a result of, or due to activities related to, the Acquisition;

•	disruption from the proposed acquisition of Park Place, making it more difficult to maintain relationships with customers or suppliers of Park Place;

•
changes in general economic and business conditions, including the impact of COVID-19 on the automotive industry in general and the automotive retail industry in particular, changes in employment levels, consumer demand, preferences and confidence levels, the availability and cost of credit in a rising interest rate environment, fuel prices, levels of discretionary personal income and interest rates;

•	the Company’s ability to execute the Company’s balanced automotive retailing and service business strategy;

•	the Company’s ability to attract and retain skilled employees;

•	adverse conditions affecting the vehicle manufacturers whose brands the Company sells, and their ability to design, manufacture, deliver and market their vehicles successfully;

•	changes in the mix, and total number, of vehicles the Company is able to sell;

•
the Company’s outstanding indebtedness and the Company’s continued ability to comply with applicable covenants in the Company’s various financing and lease agreements, or to obtain waivers of these covenants as necessary;

•	high levels of competition in the Company’s industry, which may create pricing and margin pressures on the Company’s products and services;

•
the Company’s relationships with manufacturers of the vehicles the Company sells and the Company’s ability to renew, and enter into new framework and dealer agreements with vehicle manufacturers whose brands the Company sells, on terms acceptable to the Company;

•	the availability of manufacturer incentive programs and the Company’s ability to earn these incentives;

•	failure of the Company’s management information systems or any security breaches;

•
changes in laws and regulations governing the operation of automobile franchises, including trade restrictions, consumer protections, accounting standards, taxation requirements and environmental laws;

•	changes in, or the imposition of, new tariffs or trade restrictions on imported vehicles or parts;

•	adverse results from litigation or other similar proceedings involving the Company;

•
the Company’s ability to generate sufficient cash flows, maintain the Company’s liquidity and obtain any necessary additional funds for working capital, capital expenditures, acquisitions, stock repurchases, debt maturity payments and other corporate purposes, if necessary or desirable;

•	the Company’s ability to consummate planned mergers, acquisitions and dispositions;

•	any disruptions in the financial markets, which may impact the Company’s ability to access capital;

•	the Company’s relationships with, and the financial stability of, the Company’s lenders and lessors;

•
significant disruptions in the production and delivery of vehicles and parts for any reason, including natural disasters, product recalls, work stoppages or other occurrences that are outside of the Company’s control;

•	the Company’s ability to execute the Company’s initiatives and other strategies;

•	the Company’s ability to leverage gains from the Company’s dealership portfolio; and

•
in addition to the proposed acquisition of Park Place, the Company’s ability to successfully integrate businesses the Company may acquire, or that any business the Company acquires may not perform as the Company expected at the time it was acquired.

Many of these factors are beyond the Company’s ability to control or predict, and their ultimate impact could be material. These and other risk factors that could cause actual results to differ materially from those expressed or implied in the Company’s forward-looking statements are and will be discussed in Company’s filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. Forward-looking statements contained herein are made only as of the date they are made, and the Company assumes no obligation to update any forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: March 16, 2020	By:	/s/ George A Villasana
	Name:	George A. Villasana
	Title:	Senior Vice President, General Counsel & Secretary